Exhibit 10.9

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This Eighth Amendment to Credit Agreement (“Amendment”) is entered into between Texas Capital Bank, N.A., a national banking association, as Administrative Agent, the lenders party to the Credit Agreement; and Lynden USA Inc., a Utah corporation, as borrower, and is dated December 27, 2013. Terms defined in the Credit Agreement between the Administrative Agent, such lenders and such borrower dated August 29, 2011 (as amended, the “Credit Agreement”), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

R E C I T A L S:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement and that the Administrative Agent release its Lien on certain Oil and Gas Properties owned by the Borrower in connection with a proposed sale thereof to a third party; and

WHEREAS, a portion of the proceeds from such sale shall be applied to a reduction of the principal under the Notes; and

WHEREAS, the Lenders are willing to amend the Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1. The following definitions are hereby added to Section 1.1 of the Credit Agreement as follows:

“BreitBurn 2013 Sale Paydown” means a portion of the cash proceeds from the Borrower’s sale of certain of its Oil and Gas Properties pursuant to the BreitBurn Assignment in at least the amount that would be necessary to reduce the sum of the outstanding principal balance of the Notes plus the Letter of Credit Exposure to an amount not greater than $25,000,000.

“BreitBurn Assignment” means that certain Assignment and Bill of Sale dated to be effective as of December 30, 2013 between the Borrower and BreitBurn Operating L.P., as presented to the Administrative Agent by the Borrower prior to the execution of the Eighth Amendment to Credit Agreement.

“Eighth Amendment to Credit Agreement” means the Eighth Amendment to Credit Agreement dated effective as of December 27, 2013 between Administrative Agent, the Lenders and the Borrower, amending the Credit Agreement.

2. The following definition located in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrowing Base” means the amount most recently determined and designated by the Administrative Agent as the Borrowing Base in accordance with Section 2.8.1, but in no event in excess of the Aggregate Commitment, as such Borrowing Base is reduced in accordance with Section 2.8.2 or other provisions hereof. The Borrowing Base under Section 2.8.1 is deemed to be $32,000,000 as of the date of the Eighth Amendment to Credit Agreement; provided, however, that upon the Administrative Agent’s receipt of the BreitBurn 2013 Sale Paydown for application to the Obligations, the Borrowing Base shall be automatically and without further act or deed reduced to $25,000,000.

3. Consent to Sale; Release of Liens. The Lenders consent to the Borrower’s sale of its Oil and Gas Properties described in the BreitBurn Assignment, subject to the simultaneous payment to the Administrative Agent of the BreitBurn 2013 Sale Paydown. Upon the Administrative Agent’s receipt of the BreitBurn 2013 Sale Paydown for application to the Obligations, (i) each Lender’s Commitment shall be automatically adjusted to the Commitment amount set forth opposite such Lender’s signature to this Amendment, and (ii) the Administrative Agent will execute and deliver to the Borrower or its designee partial releases of liens and security interests on the Oil and Gas Properties sold pursuant to the BreitBurn Assignment.

4. Fees. The Borrower shall pay to the Administrative Agent upon execution of this Amendment a processing fee for the Administrative Agent’s sole account in the amount of $2,500 pursuant to Section 2.6.7 of the Credit Agreement.

5. Further Assurances. The Borrower agrees to execute and deliver or cause the appropriate Person to execute and deliver such certificates, mortgages, amendments to mortgages and other security instruments as the Administrative Agent may from time to time reasonably request to reflect the terms of this Amendment.

6. Benefit of Conditions. All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Administrative Agent and the Lenders, and no Person other than the Administrative Agent and the Lenders may rely thereon or insist on compliance therewith.

7. Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lenders created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

8. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

9. Conditions to Effectiveness. This Amendment shall be effective upon the execution by all parties of this Amendment and the receipt thereof by the Administrative Agent.

10. RELEASE OF CLAIMS. The Borrower for itself, its successors and assigns and all those at interest therewith, including, without limitation, each Guarantor, (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Administrative Agent, the Lenders and their respective officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lenders under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lenders shall not be included in the term Released Claims and (ii) the right of the Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Amendment shall become effective at such time as the counterparts hereof which, when taken together, bear the signature of the Borrower, the Administrative Agent and each Lender, shall be delivered to the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.

12. Effect. This Amendment is one of the Loan Documents. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Section 9.7 and Section 9.8 thereof.

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ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:
LYNDEN USA INC.

	By:	/s/ Colin Watt
	Name:	Colin Watt
	Title:	President

ADMINISTRATIVE AGENT:
TEXAS CAPITAL BANK, N.A.

	By:	/s/ Frank K. Stowers
	Name:	Frank K. Stowers
	Title:	Senior Vice President

COMMITMENT
LENDERS:
$17,500,000.00	TEXAS CAPITAL BANK, N.A.

	By:	/s/ Frank K. Stowers
	Name:	Frank K. Stowers
	Title:	Senior Vice President

$ 7,500,000.00	HAPPY STATE BANK

	By:	/s/ Ryan Monroe
	Name:	Ryan Monroe
	Title:	President - Pampa

[Guarantor signature page follows]

Signature Page – Eighth Amendment to Lynden Credit Agreement

The Guarantor acknowledges and approves the foregoing Amendment, confirms that its Guaranty is in full force and effect and agrees to the release of claims in paragraph 10 of the foregoing Amendment.

GUARANTOR:
LYNDEN ENERGY CORP.

By:	/s/ Colin Watt
Name:	Colin Watt
Print:	President and Chief Executive Officer

Signature Page – Eighth Amendment to Lynden Credit Agreement

Executed for the limited purpose of consenting

to the sale of properties and related release of liens

contemplated by paragraph 3 of this Amendment:

CARGILL, INCORPORATED

By:
Print:
Title:

Signature Page – Eighth Amendment to Lynden Credit Agreement